Exhibit 10.1

OUTSIDE DIRECTORS’ 2005 STOCK INCENTIVE PLAN

1.                                      PREAMBLE

This Zale Corporation Outside Directors’ 2005 Stock Incentive Plan, as it may be amended from time to time (the “Plan”), is intended to promote the interests of Zale Corporation, a Delaware corporation (the “Company”), and its stockholders by providing directors of the Company who are not employees of the Company with appropriate incentives and rewards to serve on the board of directors of the Company and to acquire a proprietary interest in the long-term success of the Company.

2.                                      DEFINITIONS

As used in the Plan, the following definitions apply to the terms indicated below:

(a)                                  “Board of Directors” shall mean the Board of Directors of the Company.

(b)                                 “Cause,” when used in connection with a Participant’s removal or resignation as a member of the Board of Directors, shall mean (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company.  For purposes of this Section 2(b), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Company.  The Board of Directors shall determine whether a Participant’s removal or resignation as a member of the Board of Directors is for Cause.

(c)                                  “Change in Control” shall mean the first to occur of the following:

(i)                                     any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)                                  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)                               the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(iv)                              the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(d)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)                                  “Company Stock” shall mean the common stock, par value $.01 per share, of the Company.

(f)                                    “Disability” shall mean any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her.

(g)                                 “Effective Date” shall mean November 11, 2005.

(h)                                 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)                                     The “Fair Market Value” of a share of Company Stock with respect to any day shall be the closing price of Company Stock on the immediately preceding business day as reported on the New York Stock Exchange or on such other securities exchange or reporting system as may be designated by the Board of Directors.  In the event that the price of a share of Company Stock shall not be so reported, the Fair Market Value of a share of Company Stock shall be determined by the Board of Directors in its absolute discretion.

(j)                                     “Incentive Award” shall mean an Option or a share of Restricted Stock granted pursuant to the terms of the Plan.

(k)                                  “Issue Date” shall mean the date established by the Board of Directors on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(e).

(l)                                     “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(a) and as described in Section 7.

(m)                               “Participant” shall mean a member of the Board of Directors who is not an employee of the Company or a Subsidiary.

(n)                                 A share of “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(b) and as described in Section 8.

(o)                                 “Rule 16b-3” shall mean the rule thus designated as promulgated under the Exchange Act.

(p)                                 “Subsidiary” shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50 percent of the combined voting power of all outstanding securities of such entity.

(q)                                 “Vesting Date” shall mean the date established by the Board of Directors on which a share of Restricted Stock may vest.

3.                                      STOCK SUBJECT TO THE PLAN

(a)                                  Shares Available for Option or Restricted Stock Awards

The total number of shares of Company Stock with respect to which Incentive Awards may be granted shall not exceed 250,000 shares, with not more than 100,000 shares to be granted as Restricted Stock awards.  Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan.  The Board of Directors may direct that any stock certificate evidencing shares of Company Stock issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)                                 Adjustment for Change in Capitalization

If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spin-off or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Incentive Award, and the price per share under each outstanding Option, shall be proportionately adjusted by the Board of Directors, whose determination shall be final and binding.  After any adjustment made pursuant to this Section 3(b), the number of shares subject to each outstanding Incentive Award shall be rounded to the nearest whole number.

(c)                                  Re-use of Shares

Any shares subject to an Incentive Award that remain unissued upon the cancellation or termination of such Incentive Award for any reason whatsoever shall again become available for Incentive Awards under the Plan.

(d)                                 No Repricing

Absent stockholder approval, the Board of Directors shall not have any authority, with or without the consent of the affected holders of Options, to “reprice” an Option after the date of its initial grant with a lower exercise price in substitution for the original exercise price.  This paragraph may not be amended, altered or repealed by the Board of Directors without approval of the stockholders of the Company.

4.                                      ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board of Directors.  The Board of Directors shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Awards issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate.  Decisions of the Board of Directors shall be final and binding on all parties.  Unless determined otherwise by the Board of Directors, the authority of the Board of Directors to administer the Plan is delegated to the Compensation Committee of the Board of Directors.

No member of the Board of Directors shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Board of Directors and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.                                      ELIGIBILITY

The persons who shall be eligible to receive Options or Restricted Stock awards pursuant to the Plan shall be such members of the Board of Directors who are not employees of the Company or a Subsidiary.

6.                                      INCENTIVE AWARDS UNDER THE PLAN

Incentive Awards granted under the Plan shall be subject to the terms and conditions set forth in the Plan, and shall be evidenced by an Incentive Award Agreement which shall not be inconsistent with the provisions of the Plan.  The Board of Directors shall be entitled to increase or decrease the number of Incentive Awards Participants receive.

(a)                                  Annual Awards.  Annually, Participants shall receive the following Incentive Awards:

(i)                                     3,800 Options; and

(ii)                                  1,500 shares of Restricted Stock.

(b)                                 Other Awards

Upon the initial election to the Board of Directors of any person who is a Participant (other than through an initial election by the Company’s stockholders at an annual meeting of stockholders), such person shall be granted:

(i)                                     Options to purchase such number of shares of Company Stock as shall be determined by multiplying (1) 300 by (2) the number of full calendar months remaining before the next annual meeting of stockholders of the Company at which directors will be elected (if no date has been set for the next annual meeting of stockholders such date shall be presumed to be November 1); and

(ii)                                  Restricted Stock in such number of shares as shall be determined by multiplying (1) 100 by (2) the number of full calendar months remaining before the next annual meeting of stockholders of the Company at which directors will be elected (if no date has been set for the next annual meeting of stockholders such date shall be presumed to be November 1).

The Board of Directors shall be entitled to increase or decrease these pro rata amounts in order to reflect any adjustment on the annual awards.

7.                                      OPTIONS

(a)                                  Exercise Price

The exercise price per share of an Option shall be the Fair Market Value of a share of Company Stock on the date the Option is granted.

(b)                                 Term and Exercise of Options

(i)                                     Unless the Board, in its discretion, determines otherwise, each Option shall become cumulatively exercisable as to 25% of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant.  The expiration date of each Option shall be ten years after the date of grant; provided, however, that if the expiration date would occur during a period in which the Participant is prohibited from trading in the Company Stock pursuant to the provisions of the Company’s insider trading policy, then the expiration date shall be extended and such Option shall expire on the 30th day after the prohibition against trading under the Company’s insider trading policy has ceased to be in effect.

(ii)                                  An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000.  The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(iii)                               An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee), no less than one business day in advance of the effective date of the proposed exercise.  Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option.  Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.  Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier’s check or wire transfer; (ii) subject to the approval of the Board of Directors, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Board of Directors, by such other provision as the Board of Directors may from time to time authorize.  Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary (or the Secretary’s designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary’s designee) of the Company shall require.

(iv)                              Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(c)                                  Effect of Termination of Directorship

(i)                                     Unless the Board of Directors shall determine otherwise, in the event of a Participant’s removal or resignation as a member of the Board of Directors for any reason other than Cause, Disability or death: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such removal or resignation, shall remain exercisable until the date that is three months after such removal or resignation, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such removal or resignation, shall expire at the close of business on the date of such removal or resignation.  The three-month period described in this Section 7(c)(i) shall be extended to one year in the event of the Participant’s death during such three-month period.  Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(ii)                                  Unless the Board of Directors shall determine otherwise, in the event of a Participant’s removal or resignation as a member of the Board of Directors on account of the Disability or death of the Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such removal or resignation, shall remain exercisable until the first anniversary of such removal or resignation, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such removal or resignation, shall expire at the close of business on the date of such removal or resignation.  Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(iii)                               In the event of a Participant’s removal or resignation as a member of the Board of Directors for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such removal or resignation.

(d)                                 Acceleration of Exercise Date Upon Change in Control

Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.  In addition, in the event of a potential Change in Control, the Board of Directors may in its discretion, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Company Stock to be received by shareholders of the Company in the transaction giving rise to the Change in Control less the exercise price of each Option.

8.                                      RESTRICTED STOCK

(a)                                  Issue Date and Vesting Date

At the time of the grant of shares of Restricted Stock, the Board of Directors shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares.  Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) are satisfied, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(b) shall cease to apply to such share.  Unless the Board of Directors determines otherwise, shares of Restricted Stock issued under the Plan shall vest on the first anniversary of the Issue Date.

(b)                                 Conditions to Vesting

At the time of the grant of shares of Restricted Stock, the Board of Directors may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.  By way of example and not by way of limitation, the Board of Directors may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Board of Directors may specify.

(c)                                  Restrictions on Transfer Prior to Vesting

Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted.  Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

(d)                                 Dividends on Restricted Stock

The Board of Directors in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

(e)                                  Issuance of Certificates

Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares.  Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Zale Corporation Outside Directors’ 2005 Stock Incentive Plan, and such rules, regulations and interpretations as the Zale Corporation Board of Directors may adopt.  Copies of the Plan and, if any, rules, regulations and interpretations are on file in the office of the Secretary of Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

Each certificate issued pursuant to this Section 8(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Board of Directors determines otherwise.

(f)                                    Voting Rights of Restricted Stock

During the restricted period, Participants holding shares of Restricted Stock may exercise full voting rights with respect to the shares.

(g)                                 Consequences of Vesting

Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan, the restrictions of Section 8(c) shall cease to apply to such share.  Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in

Section 8(e).  Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws.

(h)                                 Effect of Termination of Directorship

(i)                                     Unless the Board of Directors provides otherwise, during the 90 days following a Participant’s removal or resignation as a member of the Board of Directors for any reason other than Cause, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares.  In the event that the Company requires such a return of shares, it also shall have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(ii)                                  In the event of a Participant’s removal or resignation as a member of the Board of Directors for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such removal or resignation shall immediately be returned to the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid for such shares.

(i)                                     Effect of Change in Control

Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest.

9.                                      RIGHTS AS A STOCKHOLDER

No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Option until the date of issuance of a stock certificate with respect to such shares of Company Stock.  Except as otherwise expressly provided in Section 3(b), no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10.                               NO RIGHT TO INCENTIVE AWARD

Other than as specifically provided in the Plan, no person shall have any claim or right to receive an Incentive Award hereunder.  The Board of Director’s granting of an Incentive Award to a Participant at any time shall neither require the Board of Directors to grant any other Incentive Award to such Participant or other person at any time nor preclude the Board of Directors from making subsequent grants to such Participant or any other person.

11.                               SECURITIES MATTERS

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded.  Certificates evidencing shares of Company Stock issued pursuant to the terms hereof, may bear such legends, as the Board of Directors, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.

The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded.  The Board of Directors may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.  The Company shall inform the Participant in writing of the Board of Director’s decision to defer the effectiveness of a transfer.  During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.                               NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

13.                               WITHHOLDING TAXES

Whenever cash is to be paid pursuant to an Option or share of Restricted Stock, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

Whenever shares of Company Stock are to be delivered either pursuant to an Option or as Restricted Stock, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.  With the approval of the Board of Directors, which it shall have sole discretion to grant, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld.  Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the “Tax Date”).  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Option or as Restricted Stock.  To the extent required for such a withholding of stock to qualify for the exemption available under Rule 16b-3, such an election by a grantee whose transactions in Company Stock are subject to Section 16(b) of the Exchange Act shall be: (i) subject to the approval of the Board of Directors in its sole discretion; (ii) irrevocable; (iii) made no sooner than six months after the grant of the award with respect to which the election is made; and (iv) made at least six months prior to the Tax Date unless such withholding election is in connection with exercise of an Option and both the election and the exercise occur prior to the Tax Date in a “window period” of ten business days beginning on the third day following release of the Company’s quarterly or annual summary statement of sales and earnings.

14.                               AMENDMENT OR TERMINATION OF THE PLAN

Except as provided in Section 3(d), the Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or the New York Stock Exchange or any other securities exchange on which shares of the Company Stock are traded.  Nothing herein shall restrict the Board of Director’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan.  No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Incentive Award.

15.                               NO OBLIGATION TO EXERCISE

The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

16.                               TRANSFERS UPON DEATH; NONASSIGNABILITY

Upon the death of a Participant outstanding Options granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.  No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Board of Directors may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

During a Participant’s lifetime, the Board of Directors may permit the transfer, assignment or other encumbrance of an outstanding Incentive Award unless the award is meant to qualify for the exemptions available under Rule 16b-3 and the Board of Directors and the Participant intend that it shall continue to so qualify.

17.                               EXPENSES AND RECEIPTS

The expenses of the Plan shall be paid by the Company.  Any proceeds received by the Company in connection with the exercise of any Option by a Participant will be used for general corporate purposes.

18.                               FAILURE TO COMPLY

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Board of Directors, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Board of Directors, in its sole discretion, may determine.

19.                               EFFECTIVE DATE AND TERM OF PLAN

The Plan shall be effective as of the Effective Date.  Unless earlier terminated by the Board of Directors, the right to grant Options under the Plan will terminate on the tenth anniversary of the Effective Date.  Options outstanding at the termination of the Plan will remain in effect according to their terms and the provisions of the Plan.

20.                               APPLICABLE LAW

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.